UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08476

The Gabelli Multimedia Trust Inc. (formerly, The Gabelli Global Multimedia Trust Inc.)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Multimedia Trust Inc.

First Quarter Report — March 31, 2012

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 10.2%, compared with a total return of 11.6% for the Morgan Stanley Capital International (“MSCI”) World Free Index. The total return for the Fund’s publicly traded shares was 19.4%. On March 31, 2012, the Fund’s NAV per share was $8.04, while the price of the publicly traded shares closed at $7.25 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)					Since Inception (11/15/94)
	Quarter	1 Year	5 Year	10 Year
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	10.20%	1.72%	(4.41)%	2.44%	7.49%
Investment Total Return (c)	19.39	5.21	(3.72)	3.08	7.32
Standard & Poor’s 500 Index	12.59	8.54	2.01	4.12	8.76	(d)
MSCI World Free Index	11.56	0.56	(0.70)	4.70	6.24	(d)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 91.3%
	DISTRIBUTION COMPANIES — 54.9%
	Broadcasting — 8.2%
10,000	Asahi Broadcasting Corp.	$55,092
69,000	CBS Corp., Cl. A, Voting	2,361,180
6,400	Chubu-Nippon Broadcasting Co. Ltd.	36,110
20,500	Cogeco Inc.	1,114,763
13,000	Corus Entertainment Inc., Cl. B, Non-Voting, Toronto	309,539
2,000	Corus Entertainment Inc., Cl. B, OTC	47,568
57,000	Discovery Communications Inc., Cl. A†	2,884,200
57,000	Discovery Communications Inc., Cl. C†	2,672,160
26,500	Fisher Communications Inc.†	814,080
20,000	Gray Television Inc.†	37,800
9,000	Grupo Radio Centro SAB de CV, ADR	85,770
4,550	Lagardere SCA	140,361
22,000	LIN TV Corp., Cl. A†	89,100
4,000	M6 Metropole Television SA	72,287
68,566	Media Prima Berhad	59,983
3,600	Nippon Television Network Corp.	577,166
4,650	NRJ Group	40,869
5,000	Pandora Media Inc.†	51,050
3,500	RTL Group SA	373,204
79,000	Salem Communications Corp., Cl. A	372,090
17,500	Sinclair Broadcast Group Inc., Cl. A	193,550
23,000	Societe Television Francaise 1	281,630
50,000	Television Broadcasts Ltd.	337,066
105,000	Tokyo Broadcasting System Holdings Inc.	1,565,422
240,000	TV Azteca SA de CV, CPO	150,635
27,000	UTV Media plc	64,779

		14,787,454

	Business Services — 0.1%
1,000	Convergys Corp.†	13,350
6,000	Impellam Group plc†	33,589
10,000	Monster Worldwide Inc.†	97,500

		144,439

	Cable — 12.3%
50,000	AMC Networks Inc., Cl. A†	2,231,500
16,578	Austar United Communications Ltd.†	24,900
187,000	Cablevision Systems Corp., Cl. A	2,745,160
13,000	Charter Communications Inc., Cl. A†	824,850
37,500	Cogeco Cable Inc.	1,967,768
33,000	Comcast Corp., Cl. A	990,330
58,000	Comcast Corp., Cl. A, Special	1,711,580
123,690	Rogers Communications Inc., Cl. B, New York	4,910,493
19,310	Rogers Communications Inc., Cl. B, Toronto	766,631
42,000	Scripps Networks Interactive Inc., Cl. A	2,044,980
18,000	Shaw Communications Inc., Cl. B, New York	380,700
78,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	1,650,789

Shares		Market Value

25,000	Time Warner Cable Inc.	$2,037,500

		22,287,181

	Consumer Services — 2.7%
4,000	Bowlin Travel Centers Inc.†	5,600
13,000	Coinstar Inc.†	826,150
20,000	H&R Block Inc.	329,400
25,000	IAC/InterActiveCorp.	1,227,250
110,000	Liberty Interactive Corp., Cl. A†	2,099,900
1,900	Netflix Inc.†	218,576
19,000	TiVo Inc.†	227,810
3,000	Tree.com Inc.†	22,800

		4,957,486

	Diversified Industrial — 0.7%
16,000	Bouygues SA	489,310
3,686	Contax Participacoes SA, Preference	42,182
3,000	Fortune Brands Home & Security Inc.†	66,210
10,000	General Electric Co.	200,700
16,000	Jardine Strategic Holdings Ltd.	488,160
3,000	Malaysian Resources Corp. Berhad	1,861

		1,288,423

	Entertainment — 6.0%
25,000	British Sky Broadcasting Group plc	270,313
5,800	British Sky Broadcasting Group plc, ADR	251,024
4,005	Chestnut Hill Ventures†(a)	342,578
292,000	Grupo Televisa SA, ADR	6,155,360
25,000	Naspers Ltd., Cl. N	1,404,641
6,000	Regal Entertainment Group, Cl. A	81,600
20,000	Societe d’Edition de Canal +	126,702
14,000	Take-Two Interactive Software Inc.†	215,390
58,000	The Madison Square Garden Co., Cl. A†	1,983,600

		10,831,208

	Equipment — 1.5%
14,000	American Tower Corp.	882,280
2,000	Amphenol Corp., Cl. A	119,540
80,000	Corning Inc.	1,126,400
2,000	Furukawa Electric Co. Ltd.	5,316
9,000	QUALCOMM Inc.	612,180

		2,745,716

	Financial Services — 0.5%
15,000	BCB Holdings Ltd.†	4,918
26,500	Kinnevik Investment AB, Cl. A	616,857
11,000	Kinnevik Investment AB, Cl. B	255,887
15,000	Waterloo Investment Holdings Ltd.†(a)	960

		878,622

	Food and Beverage — 0.3%
5,000	Beam Inc.	292,850
3,000	Compass Group plc	31,454

See accompanying notes to schedule of investments.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Food and Beverage (Continued)
2,994	Pernod-Ricard SA	$313,060

		637,364

	Real Estate — 0.0%
3,000	Reading International Inc., Cl. B†	20,100

	Retail — 1.5%
2,500	Amazon.com Inc.†	506,275
22,000	Barnes & Noble Inc.†	291,500
39,000	Best Buy Co. Inc.	923,520
27,000	HSN Inc.	1,026,810

		2,748,105

	Satellite — 6.9%
1,000	Asia Satellite Telecommunications Holdings Ltd.(a)	2,447
19,000	DigitalGlobe Inc.†	253,460
148,000	DIRECTV, Cl. A†	7,302,320
65,000	DISH Network Corp., Cl. A	2,140,450
40,000	EchoStar Corp., Cl. A†	1,125,600
15,400	Loral Space & Communications Inc.†	1,225,840
6,000	PT Indosat Tbk, ADR	167,940
30	SKY Perfect JSAT Holdings Inc.	13,211
4,000	ViaSat Inc.†	192,840

		12,424,108

	Telecommunications: Long Distance — 1.3%
14,000	AT&T Inc.	437,220
8,000	Oi SA, ADR	127,200
4,500	Oi SA, Cl. C, ADR	28,485
24,000	Philippine Long Distance Telephone Co., ADR	1,492,560
70,000	Sprint Nextel Corp.†	199,500
1,000	Startec Global Communications Corp.†(a)	2

		2,284,967

	Telecommunications: National — 5.8%
5,000	China Telecom Corp. Ltd., ADR	274,500
5,000	China Unicom Hong Kong Ltd., ADR	84,000
63,000	Deutsche Telekom AG, ADR	759,150
18,000	Elisa Oyj	431,401
3,000	France Telecom SA, ADR	44,550
3,605	Hellenic Telecommunications Organization SA	15,338
11,000	Level 3 Communications Inc.†	283,030
1,000	Magyar Telekom Telecommunications plc, ADR	12,990
5,000	Nippon Telegraph & Telephone Corp.	226,833
3,000	PT Telekomunikasi Indonesia, ADR	91,080
6,000	Rostelecom OJSC, ADR†	175,724
28,000	Swisscom AG, ADR	1,127,840
6,000	Telecom Argentina SA, ADR	106,320
400,000	Telecom Italia SpA	475,600
19,500	Telefonica Brasil SA, ADR	597,285

Shares		Market Value

115,000	Telefonica SA, ADR	$1,887,150
80,000	Telefonos de Mexico SAB de CV, Cl. L	63,531
16,000	Telekom Austria AG	186,335
18,172	TeliaSonera AB	126,735
2,400	Telstra Corp. Ltd., ADR	41,136
22,000	tw telecom inc.†	487,520
55,000	Verizon Communications Inc.	2,102,650
89,000	VimpelCom Ltd., ADR	993,240

		10,593,938

	Telecommunications: Regional — 2.4%
6,000	Bell Aliant Inc.(a)(b)	164,219
63,000	Cincinnati Bell Inc.†	253,260
15,000	Tele Norte Leste Participacoes SA, ADR	170,250
92,400	Telephone & Data Systems Inc.	2,139,060
22,000	TELUS Corp.	1,276,615
6,000	TELUS Corp., Non-Voting, Cl. A	341,040

		4,344,444

	Wireless Communications — 4.7%
80,000	America Movil SAB de CV, Cl. L, ADR	1,986,400
2,513	Grupo Iusacell SA de CV†(a)	0
240,000	Jasmine International Public Co. Ltd.(a)	21,783
16,000	MetroPCS Communications Inc.†	144,320
13,000	Millicom International Cellular SA, SDR	1,473,745
4,000	Nextwave Wireless Inc.†	560
26,000	NII Holdings Inc.†	476,060
900	NTT DoCoMo Inc.	1,494,020
19,000	Orascom Telecom Holding SAE, GDR†(c)	61,142
19,000	Orascom Telecom Media and Technology Holding SAE, GDR†(a)(b)	22,800
34,000	SK Telecom Co. Ltd., ADR	472,940
4,203	Tim Participacoes SA, ADR	135,589
8,000	Turkcell Iletisim Hizmetleri A/S, ADR†	100,800
32,000	United States Cellular Corp.†	1,309,760
30,000	Vodafone Group plc, ADR	830,100

		8,530,019

	TOTAL DISTRIBUTION COMPANIES	99,503,574

	COPYRIGHT/CREATIVITY COMPANIES — 36.4%
	Business Services: Advertising — 1.5%
144,200	Clear Channel Outdoor Holdings Inc., Cl. A†	1,150,716
15,000	Harte-Hanks Inc.	135,750
6,000	Havas SA	34,890
10,000	JC Decaux SA†	305,552
4,000	Lamar Advertising Co., Cl. A†	129,640
2,000	Publicis Groupe	110,258
65,000	SearchMedia Holdings Ltd.†	113,750
60,000	The Interpublic Group of Companies Inc.	684,600
22,000	ValueVision Media Inc., Cl. A†	45,540

		2,710,696

See accompanying notes to schedule of investments.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Computer Hardware — 0.7%
2,100	Apple Inc.†	$1,258,887

	Computer Software and Services — 7.4%
5,000	AboveNet Inc.†	414,000
75,000	Activision Blizzard Inc.	961,500
21,500	Alibaba.com Ltd.†	36,546
27,000	EarthLink Inc.	215,730
60,000	eBay Inc.†	2,213,400
98,000	Electronic Arts Inc.†	1,615,040
5,200	Google Inc., Cl. A†	3,334,448
40,000	Internap Network Services Corp.†	293,600
10,000	InterXion Holding NV†	179,500
22,000	RealD Inc.†	297,000
100	Rimage Corp.	1,001
248,000	Yahoo! Inc.†	3,774,560

		13,336,325

	Consumer Products — 0.5%
2,000	Nintendo Co. Ltd.	300,834
30,000	Nintendo Co. Ltd., ADR†	568,800

		869,634

	Electronics — 0.4%
2,577	CSR plc, ADR†	37,829
3,000	IMAX Corp.†	73,320
21,000	Intel Corp.	590,310
3,115	Koninklijke Philips Electronics NV	63,390

		764,849

	Entertainment — 13.6%
17,000	Ascent Capital Group Inc., Cl. A†	803,930
18,000	Crown Media Holdings Inc., Cl. A†	28,620
16,000	DreamWorks Animation SKG Inc., Cl. A†	295,200
60,000	GMM Grammy Public Co. Ltd.	39,092
54,000	Liberty Global Inc., Cl. A†	2,704,320
54,000	Liberty Global Inc., Cl. C†	2,586,060
75,287	Liberty Media Corp. - Liberty Capital, Cl. A†	6,636,549
22,000	Live Nation Entertainment Inc.†	206,800
5,000	Rovi Corp.†	162,750
17,000	STV Group plc†	32,086
6,000	The Walt Disney Co.	262,680
56,000	Time Warner Inc.	2,114,000
153,000	Universal Entertainment Corp.	3,430,808
57,000	Viacom Inc., Cl. A	2,962,290
131,000	Vivendi SA	2,404,086

		24,669,271

	Hotels and Gaming — 8.1%
82,000	Boyd Gaming Corp.†	642,880
91,000	Gaylord Entertainment Co.†	2,802,800
4,200	Greek Organization of Football Prognostics SA	40,723

Shares		Market Value

2,000	Hyatt Hotels Corp., Cl. A†	$85,440
76,500	International Game Technology	1,284,435
15,000	Interval Leisure Group Inc.	261,000
590,000	Ladbrokes plc	1,510,860
48,000	Las Vegas Sands Corp.	2,763,360
80,000	Melco Crown Entertainment Ltd., ADR†	1,088,800
40,000	MGM China Holdings Ltd.	73,041
19,000	Penn National Gaming Inc.†	816,620
6,600	Starwood Hotels & Resorts Worldwide Inc.	372,306
30,000	Wynn Macau Ltd.	87,695
22,500	Wynn Resorts Ltd.	2,809,800

		14,639,760

	Publishing — 4.2%
7,000	AH Belo Corp., Cl. A	34,230
20,000	Arnoldo Mondadori Editore SpA	34,703
70,000	Belo Corp., Cl. A	501,900
2,833	Golden Books Family Entertainment Inc.†(a)	0
60,000	Il Sole 24 Ore SpA†	60,937
800	John Wiley & Sons Inc., Cl. B	38,160
3,000	Media General Inc., Cl. A†	15,420
11,500	Meredith Corp.	373,290
5,263	Nation International Edutainment Public Co. Ltd.	655
1,000,000	Nation Multimedia Group Public Co. Ltd.†(a)	24,311
165,000	News Corp., Cl. A	3,248,850
42,000	News Corp., Cl. B	839,160
9,000	Nielsen Holdings NV†	271,260
974,000	Post Publishing Public Co. Ltd.(a)	92,506
1,000	Scholastic Corp.	35,280
252,671	Singapore Press Holdings Ltd.	787,932
600	Spir Communication†	17,565
10,000	Telegraaf Media Groep NV	117,780
6,000	The E.W. Scripps Co., Cl. A†	59,220
20,000	The McGraw-Hill Companies Inc.	969,400
9,091	UBM plc	91,026
3,000	Wolters Kluwer NV	56,816

		7,670,401

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	65,919,823

	TOTAL COMMON STOCKS	165,423,397

	WARRANTS — 0.0%
	Broadcasting — 0.0%
2,250	Granite Broadcasting Corp., Ser. A, expire 06/04/12†(a)	0
254	Granite Broadcasting Corp., Ser. B, expire 06/04/12†(a)	0
10,244	Media Prima Berhad, expire 12/31/14†	2,809

		2,809

See accompanying notes to schedule of investments.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

	00000000000	00000000000
Shares		Market Value
	WARRANTS (Continued)
	Business Services: Advertising — 0.0%
99,500	SearchMedia Holdings Ltd., expire 11/19/12†	$10,985

	TOTAL WARRANTS	13,794

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 8.7%
$15,835,000	U.S. Treasury Bills, 0.040% to 0.130%††, 05/10/12 to 09/20/12	15,825,597

	TOTAL INVESTMENTS — 100.0% (Cost $122,151,147)	$181,262,788

	Aggregate tax cost	$125,738,350

	Gross unrealized appreciation	$68,300,449
	Gross unrealized depreciation	(12,776,011)

	Net unrealized appreciation/depreciation	$55,524,438

Notional Amount		Termination Date	Unrealized Depreciation
$10,000,000	Interest Rate Swap Agreement(d)	04/04/13	$(421,750)

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2012, the market value of fair valued securities amounted to $671,606 or 0.37% of total investments.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of Rule 144A securities amounted to $187,019 or 0.10% of total investments.

(c)	Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the

United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2012, the market value of the Regulation S security amounted to $61,142 or 0.03% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	03/31/12 Carrying Value Per Unit
19,000	Orascom Telecom Holding SAE, GDR	11/16/09	$75,678	$3.2180

(d)	At March 31, 2012, the Fund had entered into an interest rate swap agreement with Citibank N.A.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPO	Ordinary Participation Certificate
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	76.4%	$138,566,930
Europe	9.6	17,371,286
Latin America	5.4	9,741,620
Japan	4.6	8,273,612
Asia/Pacific	3.2	5,819,797
South Africa	0.8	1,404,641
Africa/Middle East	0.0	84,902

Total Investments	100.0%	$181,262,788

See accompanying notes to schedule of investments.

The Gabelli Multimedia Trust Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Multimedia Trust Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$ 10,488,630	—	$342,578	$ 10,831,208
Financial Services	877,662	—	960	878,622
Satellite	12,421,661	—	2,447	12,424,108
Telecommunications: Long Distance	2,284,965	—	2	2,284,967
Wireless Communications	8,508,236	$ 21,783	—	8,530,019
Other Industries (a)	64,554,650	—	—	64,554,650
Copyright/Creativity Companies
Publishing	7,553,584	116,817	—	7,670,401
Other Industries (a)	58,249,422	—	—	58,249,422

Total Common Stocks	164,938,810	138,600	345,987	165,423,397

Warrants:
Broadcasting	2,809	—	0	2,809
Business Services: Advertising	10,985	—	—	10,985

Total Warrants	13,794	—	0	13,794

U.S. Government Obligations	—	15,825,597	—	15,825,597

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$164,952,604	$15,964,197	$345,987	$181,262,788

OTHER FINANCIAL INSTRUMENTS:
LIABILITIES (Unrealized Depreciation):*
INTEREST RATE CONTRACT:
Interest Rate Swap Agreement	$ —	$ (421,750)	$ —	$ (421,750)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Multimedia Trust Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at March 31, 2012. For the restricted securities the Fund held as of March 31, 2012, refer to the Schedule of Investments.

The Gabelli Multimedia Trust Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into interest rate swap or cap transactions for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable ate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). Interest rate swaps transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Gabelli Multimedia Trust Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at March 31, 2012 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Fixed Rate	Floating Rate (rate reset monthly)*	Termination Date
$10,000,000	4.32000%	0.24300%	04/04/13

*	Based on LIBOR (London Interbank Offered Rate).

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law. $10,774,341 of capital loss carryforwards is available through 2017.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

DIRECTORS AND OFFICERS

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors	Officers
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman & Chief Executive Officer,	President and Acting Chief Compliance Officer
GAMCO Investors, Inc.
Agnes Mullady
Anthony J. Colavita	Treasurer & Secretary
President, Anthony J. Colavita, P.C.
Carter W. Austin
James P. Conn	Vice President & Ombudsman
Former Managing Director & Chief Investment Officer, Financial Security Assurance Holdings Ltd.	Laurissa M. Martire Vice President
Investment Adviser

Gregory R. Dube

Managing Member,

Roseheart Associates, LLC

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422 Custodian State Street Bank and Trust Company Counsel Paul Hastings LLP Transfer Agent and Registrar Computershare Trust Company, N.A.

Werner J. Roeder, MD	Stock Exchange Listing
Medical Director, Lawrence Hospital

Salvatore J. Zizza Chairman, Zizza & Associates Corp.

	Common	6.00% Preferred
NYSE–Symbol:	GGT	GGT PrB
Shares Outstanding:	18,055,761	791,014

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX”.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Multimedia Trust Inc. (formerly, The Gabelli Global Multimedia Trust Inc.)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/12

*	Print the name and title of each signing officer under his or her signature.